UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

iSPECIMEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐    Fee paid previously with preliminary materials.

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! iSPECIMEN INC. 450 BEDFORD STREET LEXINGTON, MA 02420 iSPECIMEN INC. 2023 Annual Meeting Vote by May 23, 2023 11:59 PM ET You invested in iSPECIMEN INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 24, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10-K, as amended, online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 24, 2023 10:00 AM ET 500 Totten Pond Road Conference Room C Waltham, MA 02451 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V06092-P90297

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V06093-P90297 01) John L. Brooks III 02) Tracy Curley 03) Theresa L. Mock 1. To elect each of the three nominees listed below as Class II directors to hold office until the 2026 annual meeting of stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Nominees: 2. To approve amendments to (i) Section 5(b) of our Second Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) to remove the automatic annual increase in the number of shares of common stock reserved for issuance under the 2021 Plan on each anniversary date of the 2021 Plan, in the event that 5% of the number of shares of common stock issued and outstanding on that date is more than the number of shares of common stock then currently reserved for issuance under the 2021 Plan and (ii) Section 15 of the 2021 Plan adding a new paragraph (d) to provide for the recoupment or clawback of awards granted under the 2021 Plan. 3. To approve an amendment to Section 5(b) of the 2021 Plan to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2021 Plan from 608,000 shares of common stock to 1,869,500 shares of common stock. 4. To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to permit removal of directors by stockholders, without cause. 5. To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2023. NOTE: In the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals, the Annual Meeting may be adjourned to a later date or dates to permit further solicitation and vote of proxies. For For For For For 6. To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.